Exhibit 99.1

April 2, 2020

Dear Valued Shareholders,

These past weeks have been exceptionally busy for our teams, preparing and implementing necessary strategies to keep our team members around the world safe while simultaneously finding balance among our employee, supplier, community, shareholder and customer needs. We are closely monitoring developments, which are quite fluid, and quickly adjusting our response plans as needed to maintain the health and safety of our employees while ensuring business continuity. Our teams have proven their resiliency during this unprecedented situation, and we will continue to work diligently to be ahead of the rapidly evolving environment.

As we have mobilized our global operations around the COVID-19 crisis and reflected on the impacts to our business, I believe it is the appropriate time to communicate the status of our global operations, how we have carefully and prudently responded to the crisis and how we believe our response will likely affect SGC on a go-forward basis.

Through our shared resources model and the proactive measures we have taken to optimize efficiencies in our business processes as well as our long-standing redundant sourcing and manufacturing strategy, our business segment operations are addressing fluctuations in customer demand, adapting to supply chain disruptions and navigating through this situation with speed and agility.

Our corporate headquarters in Seminole, Florida implemented a work from home policy in mid-March. As we have experienced challenging situations living in the path of hurricanes over the years, our IT teams quickly executed our business continuity processes to ensure our global staff is equipped appropriately.

We are still evaluating the overall impact on our operating results and expect to be in a better position to update shareholders when we release our earnings for the first quarter, currently scheduled for late April. In the meantime, we are taking very aggressive measures to reduce our operating costs. We are further fortifying our balance sheet and working with our banking partner to manage our capital and liquidity needs through the challenges ahead.

The significance of this pandemic has changed rapidly over the last month, from an event that was likely to have a small impact on our supply chain to one that required us to quickly adapt to a work from home model for our non-distribution/manufacturing employees. COVID-19 will very likely have a significant impact on our customers’ demand for our products and services. In some cases, especially involving healthcare customers, this will result in significant increases in demand for our products and will have a positive impact on our revenue and profit. However, in our non-healthcare markets, we likely will experience significant declines in revenues, at least in the short-term. We expect that the severity of the impact will be directly correlated to the duration of the pandemic. While these are the toughest conditions that most participants in the business world have ever faced, we have a long history over our 100 years in business of dealing with unprecedented disruptions, creating opportunities and emerging from difficult times as a stronger company. We are confident that this will be the case once again.

Uniforms and Related Products

Fashion Seal Healthcare (FSH), High Performance Identity (HPI), CID Resources

Supply Chain:

Raw Materials:

Less than 15% of our uniforms are cut and sewn in China; however, more than 85% of our fabrics are sourced from China. Our raw materials supply chain in China was disrupted for only a short time (approximately 2 weeks) following Chinese New Year. At this time, our textile mill partners are operational and producing to our evolving needs. We anticipate that most of our customers will not feel any disruption from the delays that occurred in fabric production. In preparation for Chinese New Year, we executed advance purchases to maintain robust in-factory inventory of fabric ahead of the annual production closure. Additionally, through our risk management efforts, we placed additional purchases with our textile mills and factories, out of an abundance of caution, in preparation for our transition to SAP at CID and HPI.

Cut and Sew Factories:

Governments in most of the countries in which we operate have implemented stay at home orders, with some being partially lifted. Still, many of our factories are operational. The factories we use in China and Vietnam are operating at 90%. The factories we use in Central America and Haiti have been designated by their respective governments as essential, and are operational, as they primarily produce health caregiver uniforms (patient apparel) and other uniforms for designated essential businesses (e.g., pharmacy and grocery). They are ramping up and expect to be operating at higher capacities in the coming weeks with some restrictions. We of course cannot predict how the future spread of COVID-19 in these countries will affect their ability to continue to maintain regular production on our behalf. To help us adapt to any changes, we have been, and will remain, in close contact with these factories and with our employees on the ground.

Haiti, in particular, has been essential to the manufacture of FSH institutional scrub suits and lab coats for the health care industry. As you can imagine, hospitals and their laundry partners are stockpiling all health care products, including isolation gowns, scrubs, lab coats and other uniform items. The demand for these products in the past 10 days has increased greatly. We have been able to address most of these needs through FSH and CID, giving preference to our existing customers. Our main sources of supply for these products are three factories that we use to manufacture in Haiti (one of our own and two long-term contractors) and the redundant production capabilities that we have built in El Salvador over the past 30 years.

Overall, the outputs at the cut and sew factories we manage and contract with are expected to be at greater than 50% by week’s end. Over the next few weeks, we expect these facilities will either ramp up to higher numbers, or we will shift to factories that can meet our growing demand.

Sales: CID and FSH

CID and FSH are in similar positions with respect to sales going forward, with potential increased demand for our products. State governments and healthcare systems are recruiting temporary help from medical schools, nursing schools and retirees to fill the anticipated void of providers. This is expected to bring hundreds of thousands of health care workers into the work force, all of whom will need to be outfitted for work. It is hard to predict at this point exactly what the impact will be on CID and FSH, but we are in a strong inventory position to handle flexible requirements that come from that channel and are working with our retailers to develop alternative strategies to ensure that they take advantage of what could be increased opportunity for them.

Sales: HPI

Like our supply chain, our inventory reserves remain strong Neither product availability nor our ability to service our customers are significant concerns. Our customers, however, have been impacted in myriad ways. Some are thriving and others are not. As we have explained in the past, our diversification of channels within our Employee I.D. business has been very strategic. This approach is paying dividends, as our Employee I.D. customers operate in a variety of industries and are thus impacted differently by the COVID-19 crisis. Our largest channels in this space are our dominant market position in big box retail, grocery, pharmacy and auto parts retailers, all of which are increasing their purchases to support the nation in this time of need. In contrast, our customers in food service, airlines and hospitality, which is a smaller portion of our Employee I.D. presence, are experiencing reduced demand for their products and services. While the flow of orders from our smaller channels will potentially decline significantly, we are not yet able to predict whether and, if so, the extent to which this reduced ordering will be offset (or overcome) by orders from our stronger channels.

Warehousing:

Our Uniforms and Related Products segment’s main warehouses are located in Georgia, Arkansas and Texas, and are primarily managed through the shared resources of SGC. They are operating at full capacity, though we have spread out working hours to reduce worker concentration and adhering to CDC precautionary measures. We expect that our warehouses should continue to qualify as essential business operations and remain unaffected.

Promotional Products - BAMKO

BAMKO’s close ties with China helped us be early in anticipating and adapting to business disruptions, although we, like most, underestimated the scale of the economic disruption that would result from the crisis.

BAMKO has team members located in the USA, China, Brazil and India – all are working from home, and have been for many weeks. Implementing these steps so early positioned BAMKO to be better prepared for these disruptions than most other branded merchandise companies. Part of what enabled BAMKO to pivot so fluidly to a remote working environment is that its key systems already were designed to operate remotely given the global nature of its business.

International Supply Chain:

BAMKO’s early warning signals on the ground in China allowed it, and our uniform divisions, to adapt quickly to supply chain disruptions in China. Our Chinese supply chain appears to be operating well, with factories functioning at about 80% capacity and growing. BAMKO also continues to proactively expand its supply chain options beyond China, as it has been doing for the past few years.

Domestic Supply Chain:

BAMKO’s domestic vendors are being impacted by government stay at home orders. We are closely monitoring the status of those orders. We have a process in place to move in-process orders to those domestic vendors which remain open and operational whenever possible.

Order Cancellations:

Client budget cuts and widespread event cancellations have resulted in a large number of orders being delayed or cancelled entirely. Delayed orders are likely to take the place of orders that were expected but which now are unlikely to occur later in the year. Event cancellations have impacted the entire branded merchandise industry, which is significantly event driven. Due to the unknown effect of a prolonged moratorium on events and in-store promotions, it is too soon to assess how significant the impact will be on BAMKO’s revenue or profit.

New Sourcing and Sales Avenues:

Our BAMKO sourcing team has been instrumental in sourcing across our company much needed personal protective equipment (PPE) that many customers have been asking for, filling a critical need during this crisis and helping to offset some of the negative impact in revenues. Many of these products are new revenue sources for BAMKO and other SGC divisions.

Warehousing:

BAMKO’s warehouses, which are primarily managed through the shared resources of SGC, are operating at full capacity, as we stated earlier.

Client Base:

We believe BAMKO is in far better shape than most of its 22,000+ smaller industry competitors. While BAMKO is experiencing reduced sales from customers in certain areas, such as the restaurant and entertainment industries, clients in a number of other areas, like home fitness and food delivery, are experiencing a significant spike in their business, which has translated into new orders for BAMKO. It is too soon, however, to determine the impact of this on our revenue or profit.

Remote Staffing Solutions - The Office Gurus

The Office Gurus created an internal COVID-19 task force during the last week of February in preparation for the impact the virus might have on our clients and our sites. A major part of this plan included transforming our brick-and-mortar support to work-from-home support. This was quite an undertaking due to IT security requirements, our employees’ ability to support our applications using their home internet, government regulations in four different countries, connecting to our clients’ unique systems, and employee training to adapt to their new norm and maintain performance expectations.

Impact on Business:

Customers representing 96% of our billable agents continue to retain our services. The remaining 4% are comprised of customers whose businesses have been impacted to a greater extent by the crisis, and even some of them have indicated their intent to return before long. We expect these numbers to change somewhat as our customers work through their plans to determine what will be the impact of the crisis on their businesses in the coming months and their need for our services.

Currently, approximately 64% of our billable agents are providing services at their usual levels. This percentage could fluctuate in April as we help our current customers gain a better understanding of their true support needs. It should be noted that we are required by the government of El Salvador to pay our agents and support staff that are not willing or able to work from home.

To help offset the possibility of future deterioration in sales, we are actively pursuing several new opportunities from prospective clients that need support due to either their call center partner’s inability to deploy a work from home solution or their inability to continue to employ their own internal support.

We believe that once demand normalizes for our current clients’ needs, we will have the opportunity to explore more growth in our nearshore centers. We will also be prepared to capitalize on the new knowledge that we have acquired through this crisis and several new opportunities, such as the ability to increase our capacity substantially by continuing to work from home for certain accounts and offering this solution to future prospects. We also anticipate that some smaller nearby centers will be unable to weather the storm, making their clients and agents available to us, which will reduce our customer acquisition costs and recruiting expense.

Conclusion

I have had the pleasure of leading SGC for the past 17 years and being a full-time employee for more than 41 years. It is times like these when the true colors of your employees, communities, and customers come to life. I have the honor of working with thousands of qualified, dedicated, and caring people and a customer group that has been extremely appreciative of our efforts and how proactive we have been since COVID-19 became a real threat to their businesses. While no one knows what the future holds, I do know that whatever future success we have will be because of the passion of our employees and the determination and strength of our loyal customers. In these tough times, my heart and best wishes goes out to each and every one of our employees and their families, as well as those of our suppliers, customers, shareholders and valued partners. We will get through this with hard work, smart strategies and addressing both the short-term and long-term needs of our business as we have done many times before.

We send our hopes and best wishes for good health to all of those who are working to ensure the well-being of our nation and the world. Those on the front line of this battle are heroes to all of us and deserve our respect, prayers, support and praise during this difficult time.

Our sincere thanks and best wishes to you.

Michael Benstock

CEO

Safe Harbor Statement:

This document contains forward-looking statements by Superior Group of Companies, Inc. (the “Company”) within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all rules and regulations issued thereunder. Such statements are based upon management’s current expectations, projections, estimates and assumptions. Words such as “will,” “expects,” “believes,” “anticipates,” “thinks” and variations of such words and similar expressions identify such forward-looking statements, which include statements on the impact on COVID-19 on our business, including our inventory, supply chain, manufacturing capacity at our own and contract manufacturing facilities, service capacity and customer demand.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: the COVID-19 crisis; general economic conditions in the areas of the United States in which the Company’s customers are located; changes in the healthcare, resort and commercial industries where uniforms and service apparel are worn; the impact of competition; our ability to successfully integrate operations following consummation of acquisitions; and the availability of manufacturing materials; as well as the risks and uncertainties disclosed in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise, except as required by law.